Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”) dated as of June 29, 2011 to the Credit Agreement dated as of December 13, 2010, as amended on February 9, 2011 (the “Credit Agreement”) among GT SOLAR INTERNATIONAL, INC. (the “Borrower”), the LENDERS party thereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

SECTION 2.  Amendments to the Credit Agreement.

(a)           the definition of Indebtedness shall be amended to add the words “other than any such obligations to the extent that such obligations have been cash collateralized for the benefit of the issuer of such letter of credit” before the “and” at the end of clause (l) thereof;

(b)           Section 6.01(i) shall be amended by replacing “$25,000,000” with “$100,000,000”; and adding the words “and unsecured Guarantees by the Borrower of any such Indebtedness” before the semi-colon at the end thereof;

(b)           Section 6.02(l) shall be amended by adding the words “and Liens on cash deposits to secure obligations under letters of credit” before the semi-colon at the end thereof.

SECTION 3.  Representations of the Borrower.  The Borrower represents and warrants that:

(a)        the representations and warranties set forth in Article 3 of the Credit Agreement and each other Loan Document shall be true and correct in all material respects, in each case, on and as of the date hereof and on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)        on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing;

(c)        on and as of the date hereof, (i) it has the power and authority to execute and deliver this Amendment and perform its obligations under the Amended Credit Agreement and each other Loan Document, (ii) all corporate action required to be taken for the due and proper authorization, execution and delivery of this Amendment and the performance of the obligations under the Amended Credit Agreement and each other Loan Document has been duly and validly taken, and (iii) this Amendment has been duly executed and delivered by it,

(d)        no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection the execution and delivery of this Amendment by it, except for such actions, consents, registrations or other actions the failure of which to take or obtain could not reasonably be expected to have a Material Adverse Effect; and

(e)        on and as of the Amendment Effective Date, this Amendment, the Credit Agreement and each other Loan Document will constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.  Effect Of Amendment. Except as specifically set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.  After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Amended Credit Agreement and this Amendment shall be a Loan Document for all purposes.  By signing this Amendment, the Borrower hereby confirms that (a) the obligations of the

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Borrower under the Amended Credit Agreement and the other Loan Documents as amended hereby are (i) entitled to the benefit of the guarantees and the security interests set forth in the Security Documents and (ii) constitute Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.  Cost And Expenses.  Without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay to the Administrative Agent all of the Administrative Agent’s reasonable out-of-pocket expenses, paid or payable in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees, charges and disbursement of counsel to the Administrative Agent in connection with the foregoing.

SECTION 8.  Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (b) the Borrower shall have paid all fees and expenses to the extent required pursuant to Section 7 and invoiced at least 3 Business Days prior to the Amendment Effective Date; provided that it shall be a condition to the effectiveness of this Amendment that the representations and warranties set forth in Section 3 are true and correct as of the Amendment Effective Date.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GT SOLAR INTERNATIONAL, INC.

By:	/s/ Hoil Kim
Name: Hoil Kim
Title: Vice President and General Counsel

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Shaheem Malik
Name: Shaheem Malik
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Vice President

Bank of America, N.A.

By:	/s/ William S. Rowe
Name: William S. Rowe
Title: Director

E. Sun Commercial Bank, Ltd., Los Angeles Branch

By:	/s/ Edward Chen
Name: Edward Chen
Title: VP & General Manager

HSBC Bank USA, National Association

By:	/s/ David A. Carroll
Name: David A. Carroll
Title: Vice President

Raymond James Bank, FSB

By:	/s/ Garrett McKinnon
Name: Garrett McKinnon
Title: Senior Vice President

Siemens Financial Services

By:	/s/ Anthony Casciano
Name: Anthony Casciano
Title: Managing Director

By:	/s/ Douglas Maher
Name: Douglas Maher
Title: Managing Director

Sovereign Bank

By:	/s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

RBS Citizens, N.A.

By:	/s/ Timothy Whitaker
Name: Timothy Whitaker
Title: Senior Vice President

Wing Lung Bank Ltd., Los Angeles Branch, as a Lender

By:	/s/ Anthony P.S. Yip
Name: Anthony P.S. Yip
Title: V.P & Manager